UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 1, 2009

OXIS INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

DE	0-8092	94-1620407
(State or Other Jurisdiction of	(Commission File	(I.R.S. Employer
Incorporation or Organization)	Number)	Identification No.)

468 N. Camden Dr., 2nd Floor, Beverly Hills, CA  90210
 (Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code: 310-860-5184

Copies to:
Stephen M. Fleming, Esq.
Law Offices of Stephen M. Fleming PLLC
110 Wall Street,  11th Floor
New York, NY  10005
Phone: (516) 833-5034
Fax: (516) 977-1209

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
Item 3.02 Unregistered Sales of Equity Securities.

On October 1, 2009, Oxis International, Inc. (the “Company”) entered into a financing arrangement with several accredited investors (the “October 2009 Investors”), pursuant to which it sold various securities in consideration of a maximum aggregate purchase price of $2,000,000 (the “October 2009 Financing”).  In connection with the October 2009 Financing, the Company issued the following securities to the October 2009 Investors:

•
 0% Convertible Debentures in the principal amount of $2,000,000 due 24 months from the date of issuance (the “Debentures”), convertible into shares of the Company’s common stock at a per share conversion price equal to $0.05 per share;

•
Series A warrant  to purchase such number of shares of the Company’s common stock  equal to 50% of the principal amount invested by each investor (the “Class A Warrants” ) resulting in the issuance of Class A Warrants to purchase 20,000,000 shares of common stock of the Company.

•
Series B warrant to purchase such number of shares of the Company’s common stock equal to 50% of the principal amount invested by each investor (the “Class B Warrants”) resulting in the issuance of Class B Warrants to purchase 20,000,000 shares of common stock of the Company.

The full principal amount of the Debentures is due upon default under the terms of the Debentures.   The Class A Warrants and Class B Warrants (collectively, the “Warrants”) are exercisable for up to five  years from the date of issue at a per share exercise price equal to $0.0625 and $0.075 for the Class A Warrants and the Class B Warrants, respectively, on a cash or cashless basis.  The Debentures and the Warrants are collectively referred to herein as the “October 2009 Securities”.

The Company and the October 2009 Investors have agreed to place the proceeds from the October 2009 Financing in escrow.  On a monthly basis, the Company and the nominee for the October 2009 Investors will send a joint statement, subject to settlement with  existing creditors, to the escrow agent for the release of funds,

In connection with the sale of the October 2009 Securities by the Company, the Company and Bristol Investment Fund, Ltd. (”Bristol”) entered a Standstill and Forbearance Agreement, pursuant to which Bristol agreed to refrain and forbear from exercising certain rights and remedies with respect to (i) certain convertible debentures (the “October 2006 Debentures”), issued pursuant to that certain Securities Purchase Agreement, dated October 25, 2006 and (ii) demand notes (the “Bridge Notes”) issued by the Company on October 8, 2008, March 19, 2009, April 7, 2009, April 28, 2009, May 21, 2009 and June 25, 2009x.  In connection with the sale of the October 2009 Securities by the Company, the Company and Bristol have also entered into a waiver agreement (the “Waiver Agreement”) pursuant to which Bristol waived certain rights with respect to the October 2006 Debentures and Bridge Notes.

The conversion price and the exercise price will be subject to full ratchet anti-dilution adjustment in the event that the Company issues, after the closing date, common stock or common stock equivalents at a price per share less than the conversion price associated with the Debentures or the exercise price associated with the Warrants and to other normal and customary anti-dilution adjustment upon certain other events.

From the date hereof until such time the Debentures are no longer outstanding, if the Company effects a subsequent financing, the October 2009 Investors may elect, in their sole discretion, to exchange all or some of the October 2009 Debentures (but not the Warrants) for any securities or units issued in a subsequent financing on a $1.00 for $1.00 basis or to have any particular provisions of the subsequent financing legal documents apply to the documents utilized for the October 2009 Financing.

If at any time after the date hereof, the Company shall determine to prepare and file with the Commission a registration statement relating to an offering for its own account or the account of others, then it shall include the shares of common stock underlying the Securities on such registration statement.

The Company shall file a proxy or information statement with the Commission no later than 30 days from the Closing Date and use its best efforts to obtain, on or before October 31, 2009, such approvals of the Company's stockholders as may be required to issue all of the shares of common stock issuable upon conversion or exercise of the Debentures and the Warrants (the "Stockholder Approval").  Upon obtaining the Stockholder Approval and complying with the required filing, the Company shall file a certificate of amendment to its certificate of incorporation with the State of Delaware.

The October 2009 Investors have contractually agreed to restrict their ability to convert the Debentures and exercise the Warrants and receive shares of our common stock such that the number of shares of the Company common stock held by an October 2009 Investor and its affiliates after such conversion or exercise does not exceed 4.9% of the Company’s then issued and outstanding shares of common stock.

The foregoing information is a summary of each of the agreements involved in the transactions described above, is not complete, and is qualified in its entirety by reference to the full text of those agreements, each of which is attached an exhibit to this Current Report on Form 8-K.  Readers should review those agreements for a complete understanding of the terms and conditions associated with this financing transaction.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description
4.1 4.2	Securities Purchase Agreement by and between Oxis International, Inc. and the October 2009 Investors dated October 1, 2009 Form of Convertible Debenture, dated October 1, 2009
4.3 4.4 10.1 10.2
Form of Series A Common Stock Purchase Warrant, dated October 1, 2009

Form of Series B Common Stock Purchase Warrant, dated October 1, 2009

Waiver Agreement, dated October 1, 2009, by and between Oxis International, Inc. and Bristol Investment Fund, Ltd.

Standstill and Forbearance Agreement, dated October 1, 2009, by and between Oxis International, Inc. and Bristol Investment Fund, Ltd.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OXIS INTERNATIONAL, INC.

Date: October 8, 2009	By:	/s/ Anthony Cataldo
Anthony Cataldo
Chief Executive Officer